Exhibit 99.1

On-Demand Networks… Putting the Consumer In Control

Ensuring Profitable Transition to the IP Era

Needham Conference

January 12-13, 2006

Safe Harbor

Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company’s judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of known and unknown uncertainties. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company’s ability to develop new and enhanced products, the Company’s ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company’s products and services, the Company’s ability to implement its restructuring and cost reduction measures, and the Company’s ability to complete and integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company’s actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.

1/11/2006

2

The Story of C-COR….

1953—1960—1965—1970—1975—1980—1985—1990—1995—2000—2005

Influence Innovation Integrity …

• The Founders Era – Pioneering Communications

• Early leaders – John McLucas, Jim Palmer

• Community Engineering was first name, then C-COR

• Product innovations – first cable powering systems, use of integrated circuits, heat fins

• The Expansion Era – Exploring Communications

• Industry moves from rural to the cities

• Bandwidth expanded for new video services

• First with expanded warranty on amps

• Broadband LAN amps for Fortune 500 companies

• C-COR IPO, Nasdaq listing

• The Digital Era – Advancing Communications

• New leadership – Dick Perry

• Shipped first fiber optic products

• Further bandwidth expansion – 1 GHz

• Global expansion – European products

• The Era of Integrity – Integrated Communications

• Current leadership – Dave Woodle

• New vision, new strategic plan

• “Meeting the demands of an on demand world”

• High integrity solutions for IP services of voice, video and data

Totally Integrated Network Solutions

Introduction to C-COR

• Founded in 1953

• Approximately 1,500 employees

• Traded on Nasdaq (1981)—CCBL

• Home page at www.c-cor.com

• Global HQ: State College, PA

• Operational Installed product base –over $3.5 Billion

• We have deployed over 300 software systems

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4

C-COR Vision

Leading network operators through the transition to the on-demand IP era, C-COR leverages a dedicated global workforce that delivers complete, interoperable solutions for lowering risk, increasing profit and confidently managing change.

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5

Global Footprint

C-COR OFFICES

C-COR PARTNERS

North America

South America

Europe

Middle East

Asia

Australia

Global Footprint

C-COR OFFICES

C-COR PARTNERS

STATE COLLEGE PA

(CORP HQ)

TORONTO ONTARIO

CANADA

BEAVERTON

OREGON

SUNNYVALE CALIFORNIA

LAKEWOOD COLORADO

TIJUANA MEXICO

MEXICO

CARIBBEAN/ CENTRAL AMERICA

NASHVILLE TENNESSEE

CHILE

ARGENTINA

BRAZIL

SWEDEN

NORWAY

ALMERE NETHERLANDS

WALLINGFORD CT

LONDON UK

LOUVIERS FRANCE

LISBON PORTUGAL

MADRID SPAIN

SWITZERLAND

SLOVENIA

HUNGARY

BULGARIA

FINLAND

BELGIUM

ITALY

SERBIA

ROMANIA

MAINZ GERMANY

POLAND

LUXEMBURG

CZECH REPUBLIC

NEW DEHLI

INDIA

VIETNAM

BANGALORE INDIA

U.A.E.

QATAR

ISRAEL

KLAGENFURT

AUSTRIA

MOSCOW RUSSIA

SLOVAKIA REPUBLIC

LITHUANIA

RUSSIA

SINGAPORE

MALAYSIA

INDONESIA

MELBOURNE AUSTRALIA

SEOUL KOREA

TOKYO JAPAN

SHANGHAI

CHINA

CHINA

TAIWAN

HONG KONG

PHILIPPINES

NEW ZEALAND

North America

South America

Europe

Middle East

Asia

Australia

Global Installed Base: Network Infrastructure

> 15%

> 50%

< 10% $3.5 BILLION

< 10%

< 10%

North America

South America

Europe

Middle East

Asia

Australia

8

Global Installed Base: Solutions

> 50%

> 15%

< 10%

Content Management—231 sites

Service Assurance —45 sites

Subscriber Fulfillment—42 sites

Workforce Management -17 sites

< 10%

< 10%

North America

South America

Europe

Middle East

Asia

Australia

1/11/2006

Future Broadband Multi-media Market

Broadband subscribers will require

On-Demand Pay as you use Integrated media Flexibility, value

Networks (infrastructure) and services (content) will be decoupled Optics will continue to move closer to the user in order to meet bandwidth demands Back office automation will be required Technology will be open, digital, IP based

(m)

350.0

300.0

250.0

200.0

150.0

100.0

50.0

0.0

CA

GR

2003

2008:

27%

Worldwide digital TV household forecast

2003 2004 2005 2006 2007 2008

Western Europe Asia Pacific North America

Source: Strategy Analytics, 2004

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WW OSS Solutions Revenue ($)

350 300 250 200 150 100 50 0

2003 2004 2005 2006 2007

Source: Kinetic Strategies, 2003

ROW Rev NA Rev

U.S. Cable Commercial Services Revenue

12,000 10,000 8,000

$M 6,000

4,000 2,000 0

2005 2007 2009

35% 30% 25% 20% Percentage

15% 10% 5% 0%

U.S. VoIP Subscribing Households

40 35 30

25

HH Mil 20 15

10 5 0

2003 2004 2005 2006 2007 2008 2009 2010

30%

25%

20%

Percentage

15% 10% 5% 0%

Total VoIP Sub HH Total VoIP HH % Total U.S. HH

Total Businesses Passed Total Annual Revenue % Pen. Of Total Businesses Passed

Source: Emerging Media Dynamics, Inc. Analysis 2005

Source: 2005 Kagan Research, LLC estimates

Advertising Revenues

Regional Cable Spots Local Cable Spots Network Cable

40000 35000 30000

25000 $ Millions 20000 15000

10000 5000 0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Source: 2005 Kagan Research, LLC

Global VOD Forecasts by Households

400,000 350,000 300,000

250,000

Household (M)

200,000 150,000 100,000 50,000 0

2005 2010

12,000 10,000 8,000

6,000 $ M

4,000 2,000 0

Total HH (M) Total Revenue

Source: Informa

Global IPTV VOD Server Revenue

140 120 100 ($millions) 80 60

40 20 0

2004 2005 2006 2007 2008

2008 IPTV Revenue = over 2 X

CATV

ROW

North America Asia Europe

Source: MRG Research, 2005

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The Consumer Is In Control

Converged IP networks have forever altered our customer’s world and the consumer experience.

Our customers are improving the way consumers work, communicate and enjoy entertainment.

What services they use: VOD, VoIP, HDTV, HSD, gaming, shopping, music How they use the services: home and office networks, VPN, wireless When they use the services: shop at midnight, email family/colleagues day or night anywhere in the world, play games 24/7 Where they use the service: at home, at work, when traveling

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C-COR Strategic Direction

Leading the Profitable Transition to the IP Era . . .

The Internet and converged IP networks have forever altered our customer’s world and the consumer experience Service providers must deliver new, cost-effective services that improve people’s ability to work, communicate and be entertained (high-speed data, voice over IP, on-demand video and more) C-COR is simplifying the operators’ transition by providing interoperable, IP-based solutions that help put consumers in control by:

Enabling with Infrastructure for high integrity Facilitating with Global Expertise Simplifying with Innovative OSS

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Multi-Service Network Today

Broadband and telecom network operators must capitalize on emerging IP, on demand services for next era of recurring, profitable, predictable revenues

Operational Silos

Different Protocols Multiple, Separate Management Systems Wasted Bandwidth Difficult to Manage Fractured Measurement and Reporting

Complexity Hinders Competitiveness

Back Office Management Systems

Residential

Business

Multi-Service Network with C-COR

Enables a greater range of new services for homes and businesses

C-COR Solutions

Analog TV

VOD

VolP

Telephone

Web

Digital TV

Gaming

Voice Services

Video Conferencing

Data Services

Integrated Services and Network Management

Everything IP… Everywhere Single Transport Platform Efficient Bandwidth Utilization

Easy to Manage

Increased Operational Savings Simplified management tools

Back Office Management Systems

Residential

Business

Broadband Networks for the On Demand World

Provide Simplicity, Connectivity, Interactivity and Mobility to Operators seeking the next generation Broadband IP platforms for video, data and voice services.

1 GHz access platform that extends the network capacity and unifies legacy access platforms.

One network for wired or wireless interface for residential and business customers whether IP applications are Video, Data, Voice.

All supported by common provisioning, monitoring and management software from source to subscriber.

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Integrated IP voice, video and data services

HFC

PSTN

VolP Gateway

ISP

Router

Centralised VOD Server

Network-Based PersonalDigital Video Recorder Storage

Peer-to-Peer

VOD

GigE

MPS

VOD

Distributed VOD Server

Fast Ethernet

CMTS

Metro Ethernet Services

Edge QAM

Shared HFC

Hot Video Cache and Ad Insertion

Management Solutions for the On Demand World

Deliver solutions that enhance customer revenues and manage operating expenses while providing outstanding customer service

Enhance the top-line using VOD, Ad Insertion, and bandwidth on demand Improve the bottom line by using OSS Fulfillment, Assurance, and Workforce

Simplify complex delivery and manage advanced services with open architecture and interoperable software solutions Replace silos with comprehensive, scalable, and reliable solutions that provide maximum visibility into content, workforce and infrastructure

OSS Interfaces

Customer

Content

Workforce

Network

Evolution: From Silos to Integrated Services On Demand

Residential

Set-top Box

Residence / Small Business

Cable Modem MTA Set-Top Box

Yesterday

CSR

e-Mail

Web

Billing

OSS

On Demand

Advertising

Add/Remove Service

Billing Inquiries

Change Address

Product Inquiry

Payment

Service Requests

Field Service Mgmt

Inventory Mgmt

Trouble Mgmt

Capacity Mgmt

Workforce Mgmt

Network Mgmt

Tomorrow

OSS Solutions

Customer Fulfillment

Subscriber Management Service Activation

Content Management

Distribution Management Asset Management

Workforce Management

Dispatch/Management Support/Tools

Service Assurance

Health/Status

Capacity Management

Integrated Services Management—Solutions

Customer Fulfillment

Intelligent service and subscriber management

Eliminate the Silos! Faster service activation Efficient resource utilization Secure access to IP services Common policy management

Content Management

Managing all aspects of On Demand

Choice and flexibility New revenue from On Demand advertising Real-time reporting Exceptional Reliability and Support Scalable digital ad insertion solutions

Flexible management system Low cost per channel

Service Assurance

Proactive management of the entire service delivery infrastructure

Empower customer service representatives with real-time information Identify and resolve high impact customer Expert bandwidth management Optimal traffic flow recommendations

Workforce Management

Maximizing the potential of your mobile workforce

Empower technicians Reduce truck rolls Efficient dispatch Proven ROI

Current Status

In January 06 we announced a corporate realignment to best meet our corporate and market goals

Defined clear focus areas

Broadband Access On Demand OSS

Consolidated Manufacturing Created functional organization

We established OPEX goals at $25-$27M per quarter or a $4M reduction We will meet FY06 Q2 First Call estimates

1/11/2006

C-COR Summary

Global leader building upon 50 years of experience

Proven ability to make strategic moves

Positioned for next 5 + years of IP service roll-out Quality Broadband Access products that provide required bandwidth for an all on-demand world.

Deliver On Demand and OSS solutions that enhance customer revenues and improve the bottom line.

Meeting the demands of an on demand world.

1/11/2006